                                                                   Exhibit 99.1

              LIST OF JOINT FILERS AND SIGNATURE PAGE

BAIN CAPITAL INVESTORS, LLC

By: /s/ Kenneth Hanau                                              July 6, 2023
    ------------------------------
Name: Kenneth Hanau
Title: Partner

BAIN CAPITAL PARTNERS XI, L.P.
BY: BAIN CAPITAL INVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                              July 6, 2023
    ------------------------------
Name: Kenneth Hanau
Title: Partner

BAIN CAPITAL FUND XI, L.P.
BY: BAIN CAPITAL PARTNERS XI, L.P.
ITS GENERAL PARTNER
BY: BAIN CAPITAL INVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                              July 6, 2023
    ------------------------------
Name: Kenneth Hanau
Title: Partner

BCPE DIAMOND CAYMAN HOLDING LIMITED

By: /s/ Kenneth Hanau                                              July 6, 2023
    ------------------------------
Name: Kenneth Hanau
Title: Director

BAIN CAPITAL EUROPE FUND IV, LP
BY: BAIN CAPITAL PARTNERS EUROPE IV, L.P.
ITS GENERAL PARTNER
BY: BAIN CAPITAL INVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                              July 6, 2023
    ------------------------------
Name: Kenneth Hanau
Title: Partner

BAIN CAPITAL PARTNERS EUROPE IV, LP
BY: BAIN CAPITAL INVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                              July 6, 2023
    ------------------------------
Name: Kenneth Hanau
Title: Partner

BCIP ASSOCIATES IV, LP
BY: BOYLSTON COINVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                              July 6, 2023
    --------------------------------
Name: Kenneth Hanau
Title: Authorized Signatory

BCIP ASSOCIATES IV-B, LP
BY: BOYLSTON COINVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                              July 6, 2023
    ---------------------------------
Name: Kenneth Hanau
Title: Authorized Signatory

BCIP TRUST ASSOCIATES IV, LP
BY: BOYLSTON COINVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                              July 6, 2023
    ---------------------------------
Name: Kenneth Hanau
Title: Authorized Signatory

BCIP TRUST ASSOCIATES IV-B, LP
BY: BOYLSTON COINVESTORS, LLC
ITS GENERAL PARTNER

By: /s/ Kenneth Hanau                                              July 6, 2023
    ---------------------------------
Name: Kenneth Hanau
Title: Authorized Signatory